TRIBUTARY FUNDS, INC.

Supplement dated September 10, 2012
to the Prospectus dated August 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS
 AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective August 31, 2012, Randall Greer is no longer serving as a Portfolio Manager on the Tributary Small Company Fund.  Randall continues to be the Lead Portfolio Manager on the Tributary Core Equity Fund.  The other Portfolio Managers of the Fund, Mark Wynegar and Michael Johnson, have been actively managing this Fund, so no change to the day-to-day aspects of the fund will change.

Your Prospectus is hereby amended as follows:

The section entitled “Portfolio Managers” on page 27 of the Prospectus is amended to remove the reference to Randall Greer.

Please retain this supplement for future reference.

TRIBUTARY FUNDS, INC.

Supplement dated September 10, 2012
to the Statement of Additional Information dated August 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

Effective August 31, 2012, Randall Greer is no longer serving as a Portfolio Manager on the Tributary Small Company Fund.  Randall continues to be the Lead Portfolio Manager on the Tributary Core Equity Fund.  The other Portfolio Managers of the Fund, Mark Wynegar and Michael Johnson, have been actively managing this Fund, so no change to the day-to-day aspects of the fund will change.

Accordingly, on page 30, the first paragraph under the section “Portfolio Managers” is replaced with the following to read:

Mark A. Wynegar and Michael L. Johnson of Tributary have responsibility for managing the Small Company Fund; Randall D. Greer and Christopher P. Sullivan of Tributary are responsible for managing the Core Equity Fund; David C. Jordan and Charles Lauber of Tributary share responsibility for managing the Growth Opportunities Fund; Mr. Jordan of Tributary is responsible for managing the Large Cap Growth Fund; Ron Horner and Travis J. Nordstrom of FNFA share responsibility for managing the Short- Intermediate Bond Fund and the Income Fund; and Kurt Spieler and John Harris of FNFA share responsibility for managing the Balanced Fund.

*    *   *
Tributary Funds, Inc. entered into a Servicing Agreement to the Administrative Services Plan with Ascensus, Inc. effective August 15, 2012.  Your Statement of Additional Information is therefore amended as follows:

On page 35, the following paragraph is added as the fifth paragraph in the section entitled “Administrative Services Plan”:

In addition to the Servicing Agreement between Ascensus, Inc. (“Ascensus”) and the Company described above, the Company has entered into a subsequent Servicing Agreement with Ascensus dated August 15, 2012.  Under this subsequent Servicing Agreement, Ascensus receives an incremental fee, in addition to the monthly fee described above, from the Funds' Adviser, Tributary Capital Management, related to Retirement Plan Account Assets in Accounts that were opened after July 2009.  This incremental fee is 0.10% of the average daily net assets of Shares of the Short-Intermediate Bond Fund, Income Fund, and Balanced Fund held in Ascensus’ customers’ accounts and is 0.15% of the average daily net assets of Shares of the Core Equity Fund, Small Company Fund, Growth Opportunities Fund and Large Cap Growth Fund held in Ascensus’ customers’ accounts.

Please retain this supplement for future reference.